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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 14, 2003

                                INFOGRAMES, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

                         Commission File Number: 0-27338


                                   13-3689915
                      (I.R.S. employer identification no.)

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016

                         (Address of principal executive
                          offices, including zip code)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibit. The following exhibit is filed as a part of this report:

                   Exhibit No.     Description of Exhibit
                  ------------     ----------------------

                      99.1         Press Release


ITEM 8. CHANGE IN FISCAL YEAR

      On March 14, 2003, the Board of Directors of Infogrames, Inc. (the "Company") decided to change the Company's fiscal year end from June 30 to March
31. As a result of this change, the Company's fiscal year 2003, which began on July 1, 2002, will end on March 31, 2003. The Company's new fiscal year 2004 will commence on April 1, 2003 and end on March 31, 2004. The Company will file a transition report on Form 10-K for the nine month period ended March 31, 2003 within the period prescribed for filing of such report.


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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    INFOGRAMES, INC.

                                    By:   /s/ David Fremed
                                          --------------------------------------
                                          David Fremed, Senior Vice
                                          President, Chief Financial Officer


Date: March 28, 2003




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